POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/26/94                            /s/    Arthur H. Bryant, II
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/25/94                            /s/    John J. Armstrong
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/26/94                            /s/    Harry F. Byrd, Jr.
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      2/3/94                             /s/    Max C. Chapman, Jr.
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/25/94                            /s/    James J. Jamieson
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/25/94                            /s/    James T. Holland
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/25/94                            /s/    Paul Terretta
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/25/94                            /s/    Alexander W. Neal, Jr.
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/25/94                            /s/    Magalen O. Bryant
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/25/94                            /s/    C. Hugh Bloom, Jr.
    -------------                        ------------------------------
        DATE                                        DIRECTOR

                                  POWER OF ATTORNEY



    I hereby appoint James P. Jamieson and James T. Holland, or either of them, my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of O'Sullivan Corporation for its fiscal year ended December 31, 1993 and any amendment which such attorney or attorney-in-fact may deem appropriate or necessary.



      1/26/94                            /s/    C. Ridgely White
    -------------                        ------------------------------
        DATE                                        DIRECTOR